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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2007

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                    000-20201                06-0967107
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)

1924 Pearman Dairy Road Anderson, South Carolina                      29625
    (Address of principal executive offices)                       (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jeffrey Meier, the Senior Vice President of Global Sourcing of Hampshire Group, Limited (the "Company"), Jonathan Norwood, the Company's Vice President and Chief Financial Officer, and Heath Golden, the Company's Vice President of Administration and General Counsel (each, an "Executive") are each eligible to receive an annual bonus (the "Annual Bonus") pursuant to the Company's 2007 annual bonus program (the "Program"). Pursuant to the Program, each Executive is eligible to receive an Annual Bonus of up to 100% of his annual base salary upon the Company's achievement of 130% of the budgeted annual operating income established by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"). Mr. Norwood and Mr. Golden were each guaranteed a minimum Annual Bonus in 2007 equal to 60% and 40%, respectively, of his annual base salary. While the actual annual operating income for 2007 will not be determined until March 2008, the Compensation Committee has determined, in accordance with past practices, to advance $68,850, $63,000 and $55,000 to Messrs. Meier, Norwood and Golden, respectively. The remaining portion of each Executive's Annual Bonus will be paid to the Executive following the Compensations Committee's approval of the Company's actual operating income for 2007. On December 14, 2007, the Compensation Committee also approved a special bonus of $150,000 for each Mr. Norwood and Mr. Golden.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.                Description
-----------                -----------

NONE.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HAMPSHIRE GROUP, LIMITED


                                        By:  /s/ Heath L. Golden
                                             -----------------------------------
                                             Name:   Heath L. Golden
                                             Title:  Vice President, General
                                                     Counsel and Secretary

Dated: December 20, 2007